Organization	12 Months Ended
Dec. 31, 2013
Organization [Abstract]
ORGANIZATION

1. ORGANIZATION

Fly Leasing Limited (the “Company” or “Fly”) is a Bermuda exempted company that was incorporated on May 3, 2007, under the provisions of Section 14 of the Companies Act 1981 of Bermuda. The Company was formed to acquire, finance, lease and sell commercial jet aircraft and other aviation assets directly or indirectly through its subsidiaries.

Although the Company is organized under the laws of Bermuda, it is a resident of Ireland for tax purposes and is subject to Irish corporation tax on its income in the same way, and to the same extent, as if the Company were organized under the laws of Ireland.

In accordance with the Company’s amended and restated bye-laws, Fly issued 100 shares (“Manager Shares”) with a par value of $0.001 to Fly Leasing Management Co. Limited (the “Manager”) for no consideration. Subject to the provisions of the Company’s amended and restated bye-laws, the Manager Shares have the right to appoint the nearest whole number of directors to the Company which is not more than 3/7th of the number of directors comprising the board of directors. The Manager Shares are not entitled to receive any dividends, are not convertible into common shares and, except as provided for in the Company’s amended and restated bye-laws, have no voting rights.

On October 14, 2011, the Company completed the acquisition of a portfolio of 49 aircraft and other assets (“GAAM Portfolio”) valued at approximately $1.4 billion and managed by Global Aviation Asset Management (“GAAM”). The purchase was funded with approximately $141.7 million of the Company’s unrestricted cash and the assumption of approximately $1.2 billion of secured, non-recourse debt. The Company incurred approximately $18.0 million in expenses in connection with the acquisition, including a one-time $12.5 million fee to BBAM LP for arranging the acquisition.